SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 27, 2003


                               TREX COMPANY, INC.
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                      001-14649               54-1910453
-------------------------         --------------------        ------------------
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)



                160 Exeter Drive
              Winchester, Virginia                                   22603-8605
 ------------------------------------------                       --------------
    (Address of Principal Executive Offices)                         (ZIP Code)



Registrant's telephone number, including area code:  (540) 542-6300


                                 Not Applicable
                -------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 12.          Results of Operations and Financial Condition.

                  On October 27, 2003, Trex Company, Inc. issued a press release announcing financial results for the quarter ended September 30, 2003. A copy of such press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

                  The information contained in this report on Form 8-K shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     TREX COMPANY, INC.


Date:     October 27, 2003                           /s/ Robert G. Matheny
                                                     ---------------------------
                                                         Robert G. Matheny
                                                         President and CEO



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                                  EXHIBIT INDEX
                                 ---------------



Exhibit Number                                Exhibit Description
--------------                                --------------------

       99.1                           Press release dated October 27, 2003